Exhibit 10.10
                                 -------------


2,000,000 Common Shares                                            Warrant No. 1

                                     WARRANT

                 to Purchase 2,000,000 Shares of Common Stock of

                            CCC GlobalCom Corporation

         THIS CERTIFIES THAT, for value received, RFC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and its assigns (the "Warrantholder") is entitled to purchase from CCC GlobalCom Corporation, a corporation organized and existing under the laws of the State of Nevada (the "Company"), at any time on or before 5:00 P.M. Eastern Standard Time on the Final Exercise Date, 2,000,000 shares of Common Stock, par value $0.001 per share, of the Company for a per share purchase price equal to the Purchase Price (as hereinafter defined) in lawful money of the United States of America. The number of shares of Common Stock which may be purchased hereunder, and the Purchase Price therefor, are subject the terms and conditions and to adjustment as provided in this Warrant.

         Section 1. Definitions. For all purposes of this Warrant the following terms shall have the meanings indicated:

         "Aggregate Purchase Price" means $2,000,000.

         "Affiliate" of any Person means (i) any Person directly or indirectly controlling, controlled by or under common control, whether through ownership, agreement or otherwise, with such Person, (ii) any Person owning beneficially or of record 10% or more of the outstanding voting securities, partnership interests, or other ownership interests of such Person, (iii) any officer, director, trustee, general partner, or Person in a similar capacity in or with the management of such Person, and (iv) any Person owning beneficially or of record 10% or more of the outstanding voting securities, partnership interests or other ownership interests, or any officer, director, trustee, general partner or Person in a similar capacity in or with the management of any Person described in clauses (ii) or (iii) above.

         "Amended and Restated Loan and Security Agreement" shall mean the Second Amended and Restated Loan and Security Agreement, among the Company, as guarantor, the Warrantholder and Ciera Network Systems, Inc., as borrower, dated as of December 31, 2002.

         "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act and/or the Exchange Act.

         "Common Stock" shall mean the Common Stock of the Company, par value $0.001 per share.

         "Company" shall mean CCC GlobalCom Corporation, a corporation organized and existing under the laws of the State of Nevada, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

         "Convertible Securities" shall have the meaning set forth in Section 6(d)(ii)(B).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Exempt Transaction" shall mean a transaction involving the offer and sale by the Company of Common Stock or Convertible Securities to a Person other than an Affiliate of the Company.

         "Exercise Date" shall mean any date on or after the dates set forth in the schedule in Section 3(b) hereof.

                  "Final Exercise Date" shall mean December 31, 2012.

         "Initial Purchase Price" shall mean $1.00 per share of Common Stock.

         "Person" means any individual, limited liability company, partnership, corporation, trust, or other entity.

         "Purchase Price" shall mean the Initial Purchase Price or, after the first adjustment pursuant to the provisions hereof, the "Adjusted Purchase Price", as defined in Section 6(d) and as adjusted and in effect from time to time pursuant to the provisions hereof, times the number of Warrant Shares being purchased.

         "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Transfer" shall include any disposition of any Warrants or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

         "Warrant" shall mean this Warrant, evidencing the right to purchase initially an aggregate of the number of shares of Common Stock referenced on the cover page of this Warrant, and all Warrants issued in exchange, transfer or replacement thereof.

         "Warrantholder" shall mean the registered holder or holders of this Warrant and any related Warrant Shares.

         "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the registered holder(s) of this Warrant upon the exercise thereof pursuant to Section 3 and all additional shares issued in respect thereof.

         All  capitalized  terms used in this  Warrant  which are not defined in
Section 1 or in the Amended and Restated Loan and Security Agreement, shall have the respective meanings ascribed thereto elsewhere in this Warrant.

         Section 2. Initial Number of Warrant Shares; Purchase Price.

         The initial number of shares of Common Stock which the Warrantholder shall have the right to purchase is 2,000,000, subject to the terms and conditions and to adjustment as provided herein. Upon exercise of this Warrant, the Warrantholder shall pay the Purchase Price as provided in Section 3.

         Section 3. Method of Exercise.

         (a) General Provisions; Warrant Consideration. Subject to the terms herein after set forth, this Warrant is exercisable at any time, in whole or in part, with respect to the number of shares of Common Stock set forth on the cover page of this Warrant, adjusted as provided in this Warrant. The Company is the parent of Ciera Network Systems, Inc. (the "Borrower") and has guaranteed the prompt payment of obligations and indebtedness of the Borrower under the Amended and Restated Loan and Security Agreement. The Company will derive significant benefits from any reduction in the amount outstanding and owing by the Borrower under the Amended and Restated Loan and Security Agreement. The Company acknowledges and agrees that the advances made to the Borrower under the Amended and Restated Loan and Security Agreement are fair and adequate consideration for the issuance of this Warrant and, to the extent the exercise of this Warrant is effected through a reduction of the amounts owing by the Borrower under the Amended and Restated Loan and Security Agreement, such reduction shall be deemed fair and adequate consideration for the issuance of the Warrant Shares in connection with any such reduction in the loans outstanding thereunder.

         (b) Exercise of Warrant. This Warrant may be exercised by the Warrantholder for a number of Warrant Shares not to exceed the number of Warrant Shares indicated below at any time on or after the applicable Exercise Date for the Purchase Price corresponding thereto, in each case subject to any adjustments set forth elsewhere in this Warrant as to the number of Warrant Shares deliverable and the corresponding Purchase Price payable as of any applicable Exercise Date:

Exercise Dates     Shares Deliverable on or after       Initial Purchase Price
                   Exercise Dates
March 7, 2003      1,000,000                            $1,000,000
March 7, 2004      1,000,000                            $1,000,000

         Upon the Warrantholder's exercise of its right to purchase Warrant Shares hereunder from time to time, the Company shall promptly deliver to the Warrantholder, in exchange for this Warrant, a certificate representing that number of shares of Common Stock that the Warrantholder has elected to purchase under this Section 3(b) and a new Warrant evidencing the unexercised portion of this Warrant.

         (c) Payment of Purchase Price; Optional Exercise. The Warrantholder shall have no obligation to exercise this Warrant, but in the event the Warrantholder elects to do so in its sole discretion, the Purchase Price shall be paid, as the Warrantholder may elect, by (i) cash or a bank certified or cashier's check in an amount equal to the aggregate Purchase Price of the Warrant Shares being purchased, or (ii) by reducing the outstanding balance due

Warrantholder with respect to Term Loans (as defined in the Amended and Restated Loan and Security Agreement) in such order as the Warrantholder may elect, by an amount equal to the aggregate Purchase Price of the Warrant Shares being purchased, or (iii) any combination of 3(c)(i) and 3(c)(ii).

         (d) Actions upon Exercise. If this Warrant is exercised at any time or times, in whole or part, in each instance the Warrantholder shall complete the Subscription Form attached hereto, and deliver this Warrant, the Subscription Form and the Purchase Price to the Company. In the event of payment by cash or a bank certified or cashier's check, payment shall be sent to the Company at 1250 Wood Branch Park Drive, First Floor, Houston, Texas 77079 (or at such other location as the Company may designate by notice in writing to the holder of this Warrant). Upon receipt by the Company of the Subscription Form, this Warrant and the Purchase Price, the Warrantholder shall be deemed a holder of record of the shares of Common Stock specified in said Subscription Form, and the Company shall, as promptly as practicable, and in any event within 10 business days thereafter, execute and deliver to such holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each certificate so delivered shall be registered in the name of such holder or such other name as shall be designated by such holder. The Company shall pay all expenses, transfer and similar taxes and other charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Section, except that, in case such certificates shall be registered in a name or names other than the name of the registered holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such certificate or certificates shall be paid by the registered holder hereof to the Company at the time of delivering this Warrant to the Company as mentioned above.

         (e) Warrant Share Legend.  The  certificates  representing  the Warrant
Shares issued upon exercise of this Warrant shall not bear any legend restricting the transfer of the Warrant Shares, except as required by law.

         (f) Character of Warrant Shares. All Warrant Shares issued upon the exercise of this Warrant shall be registered under the Securities Act in a manner that will make the Warrant Shares transferable without restriction. All Warrant Shares issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value, if any, per share of Common Stock is at all times equal to or less than the then effective Purchase Price per share.

         Section 4. Ownership and Replacement.

         (a) Ownership of this Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

         (b) Exchange and Replacement. This Warrant is exchangeable upon the surrender hereof by the registered holder to the Company at its office described in Section 3, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares that may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said registered holder at the time of surrender. Subject to compliance with Section 5, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant, duly endorsed, to said office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an indemnity letter (reasonably satisfactory to the Company) of an institutional holder of this Warrant or in other cases, of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this
Section 4.

         Section 5. Warrant Shares Registered. The Company acknowledges and agrees that Warrant Shares issued upon any exercise of this Warrant shall be registered under the Securities Act so that they are freely transferable upon exercise of this Warrant.

         Section 6. Adjustment of Number of Shares and Purchase Price.

         (a) Adjustments for Stock Dividends, Stock Splits or Consolidation or Combination of Shares. In the event of any increase or decrease in the number of the issued shares of the Common Stock by reason of a stock dividend, stock split, reverse stock split or consolidation or combination of shares and the like at any time or from time to time after the date hereof such that the holders of the Common Stock shall have had an adjustment made, without payment therefor, in the number of shares of the Common Stock owned by them or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled or required to have had an adjustment made in the number of shares of the Common Stock owned by them, without payment therefor, there shall be a corresponding adjustment as to the number of shares of the Common Stock issuable upon exercise of this Warrant (and to the Purchase Price under this Warrant) with the result that the Warrantholder's proportionate interest in the issued and outstanding Common Stock shall be maintained as before the occurrence of such event without change in the Aggregate Purchase Price.

         (b) Adjustments for Recapitalization, Reclassification, Reorganization or Other Like Capital Transactions or for Merger and Consolidation. In the event the Company (or any other corporation the securities of which are receivable at the time upon exercise of the Warrant) shall effect a plan of recapitalization, reclassification, reorganization or other like capital transaction or shall merge or consolidate with or into another corporation or convey all or substantially all of its assets to another corporation at any time or from time to time on or after the date hereof, then in each such case the Warrantholder upon the exercise of this Warrant at any time after the consummation of such recapitalization, reclassification, reorganization or other like capital transaction or of such merger, consolidation or conveyance shall be entitled to receive (in lieu of the securities or other property to which the Warrantholder would have been entitled to receive upon exercise prior to such consummation), the securities or other property to which the Warrantholder would have been entitled to have received upon consummation of the subject transaction if the Warrantholder had exercised this Warrant immediately prior to such consummation without adjustment to the Aggregate Purchase Price and all subject to further adjustment as provided in this Warrant.

         (c) Adjustments for Other Dividends and Distributions. If at any time or from time to time after the date hereof, the Company pays a dividend or makes any other distribution of any kind to the holders of the Common Stock in their capacity as such payable in securities or other property of the Company other than shares of Common Stock, then in each such event provision shall be made so that the Warrantholder shall receive on exercise of this Warrant, in addition to the number of shares of Common Stock receivable upon such exercise, the amount of securities or other property of the Company that the Warrantholder would have received had it exercised this Warrant on the record date for determining the holders of Common Stock entitled to receive such dividend or other distribution and had the Warrantholder thereafter, during the period from such record date to and including any applicable Exercise Date, retained such securities receivable by it during such period, subject to all other adjustments required during such period under this Warrant with respect to the rights of the Warrantholder or with respect to such other securities by their terms.

         (d) Adjustment for Issue or Sale of Common Stock at Less Than Adjusted Purchase Price.

              (i) General. In case at any time or from time to time after the date of this Warrant, the Company shall issue or sell shares of its Common Stock without consideration or, in a transaction other than an Exempt Transaction, for a consideration per share less than the Adjusted Purchase Price (as defined in subdivision (A) of Section 6(d)(ii)) in effect immediately prior to such issue or sale, then and in each such case the Adjusted Purchase Price shall be adjusted to reflect such issue or sale; and the holder of this Warrant, upon the exercise hereof, shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 6(d)) be issuable upon such exercise by the fraction of which (i) the numerator is the Adjusted Purchase Price immediately prior to such issue or sale and (ii) the denominator is the Adjusted Purchase Price after giving effect to such issue or sale.

              (ii) Definitions, etc. For purposes of this Section 6(d):

                     (A) The Adjusted  Purchase Price per share of Common Stock, which shall be adjusted and readjusted from time to time as provided in this Section 6(d) (and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 6(d)), shall (upon any such adjustment or readjustment in connection with an issuance or sale subject to Section 6(d)(i)) be computed (to the nearest cent, a half cent being considered a full cent) by dividing (x) the sum of
              (i) the result  obtained  by  multiplying  the number of shares of

              Common Stock of the Company outstanding immediately prior to such issue or sale subject to Section 6(d)(i) by the Adjusted Purchase Price in effect immediately prior to such issue or sale and (ii) the consideration, if any, received by the Company upon such issue or sale by (y) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale, provided that
              (i) prior to the first issue or sale referred to in Section 6(d)(i) the Adjusted Purchase Price shall be the Purchase Price and (ii) at no time shall the Adjusted Purchase Price exceed the Initial Purchase Price.

                     (B) The term  Convertible  Securities  shall mean any stock
              (other  than  Common  Stock)  or  other  securities   directly  or
              indirectly convertible into or exchangeable for Common Stock.

                     (C) The consideration received by the Company for any issue or sale of Common Stock shall (i) insofar as it consists of cash, be computed at the net amount thereof received by the Company after deduction of any underwriting discounts or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale; (ii) insofar as it consists of property other than cash, be computed at the fair value thereof as determined in good faith by the Board of Directors of the Company, but in no event at more than the amount at which such property is recorded on the books of the Company for accounting purposes; and (iii) insofar as it is attributable to the issue or sale of stock or other securities or other assets of the Company other than Common Stock or Convertible Securities, be allocated in good faith by the Board of Directors of the Company among such other stock, securities and assets and Common Stock and Convertible Securities.

                     (D) The date of the issue or sale of Common Stock  issuable upon the exercise of any rights or options or the conversion or exchange of any Convertible Securities shall be deemed to be the date of issue or sale of such rights or options or such Convertible Securities, or rights or options to subscribe for, purchase or otherwise acquire such Convertible Securities; provided that if a record of the holders of any class of securities shall be taken for the purpose of entitling such holders to receive any dividend or other distribution payable in, or any rights or options to subscribe for, purchase or otherwise acquire, Common Stock or Convertible Securities, the date of the issue or sale of any Common Stock issuable in payment of any such dividend or other distribution or upon the exercise of any such rights or options, or upon the conversion or exchange of any Convertible Securities so issuable, shall be deemed to be the date of such record.

                     (E) The shares of Common Stock from time to time outstanding shall be deemed to include shares of Common Stock issuable in respect of scrip certificates which have been issued in lieu of fractions of shares of Common Stock, or issuable upon the conversion or exchange of any Convertible Securities issuable in respect of scrip certificates which have been issued in lieu of fractions of shares or other units of Convertible Securities, and outstanding shares of Common Stock referred to in Section 6(d)(v), but shall be deemed to exclude shares of Common Stock in the treasury of the Company.

              (iii) Adjustments for Stock Dividends, etc. In case the Company shall declare any dividend or make any other distribution on any stock of the Company of any class, payable in Common Stock or Convertible Securities, such declaration or other distribution shall be deemed to be an issue or sale, without consideration, of such Common Stock or Convertible Securities, as the case may be, and the Adjusted Purchase Price shall thereupon be adjusted to reflect such issue or sale.

              (iv) Adjustments for Issues, etc., of Options or Convertible Securities. In case the Company, in a transaction other than an Exempt Transaction, shall (a) grant any rights or options to subscribe for, purchase or otherwise acquire Common Stock, or (b) issue or sell any Convertible Securities, the price per share of Common Stock issuable upon the exercise of such rights or options or the conversion or exchange of such Convertible Securities shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options or the conversion or exchange of such Convertible Securities, by (ii) the maximum number of shares of Common Stock issuable upon such exercise or conversion or exchange, all as the case may be. If the price per share so determined is less than the Adjusted Purchase Price in effect immediately prior to the granting of such rights or options or the issue or sale of such Convertible Securities, such granting or issue or sale shall be deemed to be an issue or sale for cash of such maximum number of shares of Common Stock at such price per share, and the Adjusted Purchase Price shall thereupon be adjusted to reflect (on the basis of such determination) such issue or sale provided that

                     (x) if such rights or options or Convertible  Securities by their terms provide, with the passage of time or otherwise, for any increase in the amount of additional consideration payable to the Company or decrease in the number of shares of Common Stock issuable upon such exercise or conversion or exchange (by change of rate or otherwise), the Adjusted Purchase Price shall, upon each such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects rights of acquisition, exchange or conversion which have not theretofore expired, and

                     (y) upon the  expiration  of such  rights or options or the rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the Adjusted
              Purchase Price shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been adjusted on the basis that (x) the only shares of Common Stock so issued were the shares of Common Stock issued or sold upon the exercise of such rights or options or the rights of conversion or exchange of such Convertible Securities and (y) such shares of Common Stock were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the granting of all of such rights or options, whether or not exercised, or for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged, all as the case may be; and

provided further that no such readjustment shall have the effect of increasing the Adjusted Purchase Price by an amount in excess of the amount of the adjustment thereof initially made in respect of the granting of such rights or options or the issue or sale of such Convertible Securities. In case the Company shall grant any rights or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purposes of this Section 6(d)(iv), to have been issued or sold; and the total amount received or receivable by the Company as consideration for such issue or sale shall be computed (for the purposes of clause (i) of this Section 6(d)(iv), in determining the price per share of Common Stock issuable upon the conversion or exchange of such Convertible Securities) and the Adjusted Purchase Price shall be adjusted and readjusted as provided above in this Section 6(d)(iv) in the case of rights or options for the acquisition of shares of Common Stock.

              (v) Adjustment for Repricing. In case of any action by the Company to decrease the exercise price share payable upon the exercise of any outstanding rights, obligations or undertakings convertible into Common Stock (a "Repricing"), resulting in an exercise price per share which is less than the Adjusted Purchase Price in effect immediately prior to such Repricing, such Repricing shall be deemed to be an issue or sale for cash of such maximum number of shares of Common Stock at such decreased price per share, and the Adjusted Purchase Price shall thereupon be adjusted to reflect (on the basis of such determination) the Repricing.

         (e) Limitation on Adjustments.

         (i) Notwithstanding any other provision of Section 6(d), no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least $0.25 per share of Common Stock and no adjustment in the number of Warrant Shares shall be required if such adjustment would represent less than five percent of the number of Warrant Shares represented by this Warrant at the time of any such adjustment; provided however, that any adjustments which by reason of this Section 6(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further, however, in any event adjustments required by this Section 6(e)(i) shall be made immediately prior to any exercise of this Warrant. All calculations under this Section 6(e)(i) shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (ii) Notwithstanding the provisions of Section 6(d)(iv), the adjustments required by Section 6(d)(iv) shall not apply to options for the purchase of Common Stock issued to officers, directors or employees pursuant to a stock option plan adopted by the Company until such time as the aggregate number of shares of Common Stock represented by such options exceeds seven percent of the issued and outstanding shares of Common Stock as of the date hereof (the "Threshold Amount") and then adjustments required by Section

6(a)(iv) shall apply to any options granted after the aggregate number of shares of Common Stock subject to outstanding options first exceeds the Threshold Amount.

         (f) Notice of Adjustment or Modification. Whenever the Purchase Price is adjusted as provided in this Warrant and upon any modification of the rights of the Holder in accordance with this Warrant, the Company shall promptly prepare a certificate of the Company's Chief Financial Officer, setting forth the adjusted Purchase Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause a copy of such certificate to be mailed to the Holder.

         Section 7. Definition of Common Stock. As used herein, the term "Common Stock" shall include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, and shall include any Common Stock of any class or classes resulting from any reclassification or reclassifications thereof.

         Section 8. Special Agreements of the Company. The Company covenants and agrees that:

         (a) Reservation of Shares. The Company will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock deliverable upon the exercise of Warrants, and it will have at all times any other rights or privileges sufficient to enable it at any time to fulfill all of its obligations hereunder.

         (b) Avoidance of Certain Actions. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

         (c) Governmental Approvals. If any shares of Common Stock required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

         (d) Listing on Securities Exchanges; Registration. If, and so long as, the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act) or The Nasdaq Stock Market, the Company will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Stock receivable upon the exercise of this Warrant at the time outstanding and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange or The Nasdaq Stock Market, will register under the Exchange Act (or any similar statutes then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange or The Nasdaq Stock Market by the Company.

         (e) Successors. This Warrant shall be binding upon any corporation succeeding to the Company by merger or consolidation, and the Company will not enter into any such transaction without obtaining the written agreement of any such successor to be bound by the terms of this Warrant as if it were the issuer hereof.

         (f) Communications to Shareholders. Any notice, document or other communication given or made by the Company to holders of Common Stock as such, shall at the same time and in the same manner be provided to the Warrantholder.

         (g) Notice of Registrations under the Act. If, at any time, the Company proposes to register under the Securities Act the Common Stock (whether in a primary or secondary offering), or securities convertible into or exercisable for Common Stock, on a form under the Securities Act permitting registration of primary or secondary offerings, it will at such time give written notice of its intention to do so to the Warrantholder.

         Section 9. Notifications by the Company. If at any time:

         (a) the Company shall pay any dividend payable in stock upon Common Stock or make any distribution (other than cash dividends payable out of net earnings after taxes for the prior fiscal year) to the holders of Common Stock;

         (b) the Company shall make an offer for subscription pro rata to the holders of its Common Stock of any additional shares of stock of any class or other rights;

         (c) there shall be any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

         (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of such cases, the Company shall give written notice to Warrantholder of the date on which (a) the books of the Company shall close, or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given not less than 30 days and not more than 90 days prior to the action in question and not less than 30 days and not more than 90 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act, or to a favorable vote of stockholders, if either is required.

         Section 10. Notices. Any notice or other document required or permitted to be given or delivered to Warrantholders shall be delivered at, or sent by certified or registered mail to the Warrantholder at, the most recent address of the Warrantholder shown on the stock records of the Company, or to such other address as shall have been furnished to the Company in writing by such Warrantholder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the Company at its address set forth in Section 3, or such other address as shall have been furnished to the Warrantholder by the Company.

         Section 11. Prior Warrants Superseded. This Warrant shall be deemed to supersede and replace all warrants previously issued or to have been issued by the Company to the Warrantholder.

         Section 12. No Rights as Shareholder; Limitation of Liability. Except as otherwise provided herein, this Warrant shall not entitle any Warrantholder to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Warrantholder to purchase shares of Common Stock hereunder, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or any rights of such holder as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         Section 13. Miscellaneous. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.





                     [rest of page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, and to be dated as of December 31, 2002.

                                    CCC GlobalCom Corporation


                                    By   /s/ Paul E. Licata
                                      ---------------------
                                         Paul E. Licata
                                         President
Attest:


--------------------------
James H. Miller, Secretary

ASSIGNMENT


To Be Executed by the Registered Holder if It Desires to Transfer the Within Warrant

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                                       -----------------------------------------
                                       (Name)
                                       -----------------------------------------
                                       (Address)
                                       -----------------------------------------


the right to purchase __________ shares of Common Stock, covered by the within Warrant, as said shares were constituted at the date of said Warrant, and does hereby irrevocably constitute and appoint _______________ Attorney to make such transfer on the books of the Company maintained for the purpose, with full power of substitution.



                                       Signature________________________________
Dated _______________, _____.

In the presence of


-----------------------------

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

SUBSCRIPTION FORM


To Be Executed by the Registered Holder if It Desires to Exercise the Within Warrant

         The undersigned hereby exercises the right to purchase the __________ shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price in effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated _______________, _____.

                                       Signature
                                       -----------------------------------------

                                       Address
                                       -----------------------------------------